EXHIBIT 32

SECTION 1350 CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

In connection with the annual report of FreeStar Technology Corporation ("Company") on Form 10-QSB for the fiscal year ended September 30, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FREESTAR TECHNOLOGY CORPORATION

Date: November 20, 2006	By:	/s/ Paul Egan
Paul Egan
President/Chief Executive Officer

FREESTAR TECHNOLOGY CORPORATION

Date: November 20, 2006	By:	/s/ Ciaran Egan
Ciaran Egan
Chief Financial Officer